SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report:  August 23, 2004

INTERNATIONAL ALUMINUM CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 1-7256

California

95-2385235

(State of incorporation)	(I.R.S. Employer No.)

767 Monterey Pass Road
Monterey Park, California 91754
(323) 264-1670
(Principal executive office)

INTERNATIONAL ALUMINUM CORPORATION

INDEX

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 23, 2004, International Aluminum Corporation issued a press release announcing its financial results for the fourth quarter and fiscal year ended June 30, 2004, dividend declaration and other comments.  A copy of the press release is attached hereto as Exhibit 99.1.

This press release, which has been furnished solely for this Item 2.02, shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

Exhibit 99.1 Earnings Release dated August 23, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL ALUMINUM CORPORATION
(Registrant)

Date: August 23, 2004	By:	/s/	MITCHELL K. FOGELMAN
Mitchell K. Fogelman
Senior Vice President – Finance